INTERNATIONAL

ADVANTUS INTERNATIONAL BALANCED FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001


[LOGO]
ADVANTUS-TM-
FAMILY OF FUNDS

[GRAPHIC]

ADVANTUS International Balanced Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN
SECURITIES                         7

STATEMENT OF ASSETS
AND LIABILITIES                   13

STATEMENT OF
OPERATIONS                        14

STATEMENTS OF CHANGES
IN NET ASSETS                     15

NOTES TO FINANCIAL
STATEMENTS                        16

SHAREHOLDER SERVICES              22

LETTER FROM THE PRESIDENT

[PHOTO OF WILLIAM WESTHOFF]

Dear Shareholder:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies - were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,


/s/ William Westhoff

William Westhoff
President, Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND

PERFORMANCE

A "return to earnings", which commenced in the first half of 2000, continued through the six month period ended March 31, 2001. Further evidence of a weakening global economy weighed heavily on world stock markets. Volatility also increased as investor expectations about future earnings growth became more uncertain. Within this environment, the Advantus International Balanced Fund's performance for the six-month period ended March 31, 2001 for each class of shares offered was as follows:

          CLASS A...........................         - 4.11 PERCENT*
          CLASS B...........................         - 4.52 PERCENT*
          CLASS C...........................         - 4.51 PERCENT*

By comparison the MSCI EAFE Index** had a return of -15.9 percent and the JP Morgan Non US Government Bond Index+ had a return of -0.9 percent. Although the Fund's return was negative, the Fund performed well relative to its benchmarks.

PERFORMANCE ANALYSIS

In this challenging environment there were some bright spots. Energy prices, which came to life in 2000 after a multiyear bear market bolstered our energy related holdings. For example energy producer Repsol SA was one of the better performing stocks during the period in review. Conversely the fund was adversely impacted from a weakening financial sector, specifically the previously robust insurance sector. Profit taking, as well as some poor earnings announcements, have placed downward pressure the industry. For example, Swiss insurer Zurich Financial saw its share price register over a 40 percent drop on a profit warning in the first quarter alone.

We remain committed to Europe with approximately 63 percent of the equity assets invested in European companies. Throughout the region tax moderation and corporate restructuring should have a beneficial impact on our holdings. As the investment landscape improves capital should flow into the region helping to strengthen the Euro.

Japan continues to confound international investors. What appeared to be constructive restructuring in 1999 and early 2000 has stalled. Japanese banks are still bloated with bad debts. The economy may already be in recession and the Japanese consumer remains cautious. However, with the Nikkei Index flirting with a 15 year low the pressure is building on the county to embark upon meaningful reform. While we maintain an underweight position in Japan, we have found more opportunities of late. A new addition to the portfolio during the period was NEC, a Japanese electronics leader. Management at NEC have proved that they are committed to increasing shareholder returns and we believe the stock price does not fully recognize the value of the underlying company.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTOS OF GARY CLEMONS, UMRAN DEMIRORS AND EDGERTON TUCKER SCOTT III]

GARY CLEMONS, UMRAN DEMIRORS AND EDGERTON TUCKER SCOTT III, CFA TEMPLETON INVESTMENT COUNSEL, INC. PORTFOLIO MANAGERS

The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The Fund seeks to achieve its objective by investing in equity and debt securities issued by large and small international companies and government agencies. While Advantus Capital Management, Inc. acts as investment adviser for the Fund, Templeton Investment Counsel, Inc. provides investment advice to the Fund under a subadvisory agreement.

-   Dividends paid quarterly.

-   Capital gains distributions paid annually.

The fund ended the quarter with approximately 10 percent of equity assets invested in emerging market companies. We are quite confident with our emerging markets holdings and are optimistic about their long-term prospects. The valuations are becoming compelling as share prices retreat to levels not seen since the dark days of the 1998 Asian crisis.

From a fixed income perspective, Non-U.S. bonds, as measured by the JP Morgan Non-US Government Bond Index, returned negative 0.87 percent while European bonds rose 4.76 percent in U.S dollar terms. The negative return for the Non-U.S. index in U.S. dollar terms can be attributed to the weakness of the Yen versus the U.S. dollar during the period. The Yen returned negative 14.40 percent versus the U.S. dollar for the six month period.

Euro-area markets as a whole posted a positive return of 5.48 percent in local currency terms for the six months. The bond markets in Europe continued to perform well amid continued weak Euro-area economic data and continued volatility in the local equity markets. During the first five months of the period, performance was driven primarily by economic data releases in the United States. In March, attention was drawn to comments from an ECB member suggesting a need for quicker action by the central bank to lower rates. This shift in sentiment from regional inflation worries at the central bank to a concern of the downside risks of a slowing U.S. economy helped fuel further positive returns for the month.

Japanese bonds gained 4.68 percent in local terms for the quarter as investors reacted positively to slower growth expectations for the country and to the official policy announcements made by the Bank of Japan (BOJ) towards the end of the period. In March, the BOJ announced they were going to reduce the target rate banks charge each other on overnight loans to near zero from 0.15 percent. At the same time, the BOJ also announced they would also change the way they guide interbank rates. The bank will now push down the rate by pumping more money into the market by standard money market operations and also have local banks increase the amount of reserves they are required to hold at the central bank. Global concern over Japan's ability to rejuvenate the economy was reflected in the fall of the Yen, which feel to a 22-month low against the dollar in March. Japanese bonds fell 9.74 percent in U.S. dollar terms for the period.

OUTLOOK

As we progress through 2001 it appears that the global economy is slowing as indicated by signs of weakness in the US, Japan and Germany: a sobering thought considering that the last time these three economies slowed simultaneously was during the 1974 recession. We continue to focus on companies with solid balance sheets and strong management, which leads us to believe the portfolio is well positioned for the coming year.

[SIDENOTE]

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

** The MSCI EAFE Index is an unmanaged index of common stocks from European, Australian, and Far Eastern Markets.

+ The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
      INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND, MSCI EAFE INDEX, J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through March 31, 2001.

[CHART]

                                    CLASS A

               Class A             EAFE               J.P. Morgan         CPI
9/16/94        10,000              10,000             10,000              10,000
9/30/94        9,274               9,845              10,094              10,054
9/30/95        9,961               10,460             11,972              10,275
9/30/96        11,030              11,399             12,605              10,584
9/30/97        13,576              12,819             12,639              10,818
9/30/98        11,809              11,782             14,133              10,973
9/30/99        13,775              15,472             14,256              11,261
9/30/2000      14,639              16,466             13,087              11,643
3/31/2001      14,037              13,843             12,971              11,824

AVERAGE ANNUAL TOTAL RETURN:
One year                -11.78%
Five year                 4.86%
Since inception (9/16/94) 5.32%

[CHART]

                             CLASS B

                     Class B           EAFE        J.P. Morgan             CPI
1/31/97               10,000          10,000          10,000              10,000
9/30/97               10,730          11,246          10,027              10,094
9/30/98                9,264          10,336          11,212              10,238
9/30/99               10,887          13,573          11,310              10,507
9/30/2000             11,589          14,445          10,382              10,864
3/31/2001             11,154          12,144          10,290              11,033

AVERAGE ANNUAL TOTAL RETURN:
One year                -12.00%
Since inception (1/31/97) 2.44%

[CHART]

                                    CLASS C

                    Class C           EAFE          J.P. Morgan             CPI
3/1/1995             10,000          10,000            10,000             10,000
9/30/95              11,026          11,175            11,198             10,146
9/30/96              12,120          12,179            11,791             10,450
9/30/97              14,780          13,696            11,822             10,682
9/30/98              12,759          12,588            13,219             10,834
9/30/99              14,763          16,530            13,335             11,119
9/30/2000            15,555          17,592            12,241             11,497
3/31/2001            14,854          14,790            12,133             11,675

AVERAGE ANNUAL TOTAL RETURN:
One year                   -7.36%
Five years                  5.18%
Since inception (3/1/95)    6.72%


The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                            MARKET     % OF STOCK
COMPANY                                        SHARES        VALUE      PORTFOLIO
-------                                        ------     ----------   ----------
Australia & New Zealand
  Banking Group, Ltd........................   142,200    $  956,832       3.2%
Repsol......................................    52,550       932,336       3.1%
Aventis.....................................    11,199       870,203       2.9%
Wolters Kluwer..............................    32,980       830,607       2.8%
Nomura Securities...........................    43,600       782,796       2.6%
                                                          ----------     -----
                                                          $4,372,774      14.6%
                                                          ==========     =====

FIVE LARGEST BOND HOLDINGS

                                                            MARKET     % OF BOND
COMPANY                                        SHARES        VALUE      PORTFOLIO
-------                                        ------     ----------   ----------
International Bank of
  Reconstruction & Development,
5.250%, 3/20/02........................    125,800,000    $1,901,025      11.2%
Italian Government,
  7.750%, 11/01/06.....................      1,762,393     1,782,005      10.5%
Federal Republic of Germany,
  4.500%, 7/04/09......................      1,875,000     1,637,776       9.6%
Government of France,
  4.000%, 10/25/09.....................      1,686,000     1,401,297       8.2%
Government of France,
  6.750%, 10/25/03.....................      1,172,000     1,099,208       6.5%
                                                          ----------     -----
                                                          $7,821,311      46.0%
                                                          ==========     =====


[CHART]

Financial                                   (14.8%)
Energy                                       (6.9%)
Communication Services                       (7.6%)
Technology                                   (0.3%)
Transportation                               (2.8%)
Capital Goods                                (9.3%)
Consumer Cyclical                            (4.8%)
Basic Materials                              (6.8%)
Utilities                                    (3.5%)
Health Care                                  (1.9%)
Consumer Staples                             (1.2%)
Foreign Government Bonds                    (34.0%)
Cash and Other Assets/Liabilities            (6.1%)

                                            ADVANTUS International Balanced Fund
                                                       Investments in Securities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                   MARKET
SHARES                                                                             VALUE(a)
------                                                                            ----------
COMMON STOCK (57.1%)
    ARGENTINA (.5%)
      Telecommunication (.5%)
    22,700      Nortel Invesora SA
                ADR.............................................................  $  271,265
                                                                                  ----------

    AUSTRALIA (1.9%)
      Banks (1.9%)
    142,200     Australia &
                 New Zealand Banking
                 Group, Ltd.....................................................     956,832
                                                                                  ----------

    BERMUDA (1.3%)
      Insurance (1.3%)
    8,400       XL Capital, Ltd.
                Class A.........................................................     638,988
                                                                                  ----------

    BRAZIL (.5%)
      Telecommunication (.5%)
    25,000      Embratel ADR....................................................     232,500
                                                                                  ----------

    CANADA (2.1%)
      Oil & Gas (2.1%)
    49,750      Husky Energy, Inc...............................................     418,638
    50,000      Transcanada Pipelines...........................................     610,949
                                                                                  ----------
                                                                                   1,029,587
                                                                                  ----------

    CHILE (.6%)
      Telecommunication (.6%)
    21,430      CIA Telecom Chile
                ADR.............................................................     282,876
                                                                                  ----------
    FINLAND (.8%)
      Insurance (.6%)
    5,965       Sampo Insurance.................................................     284,745
                                                                                  ----------
      Paper and Forest (.2%)
    13,000      Stora Enso......................................................     123,424
                                                                                  ----------
                                                                                     408,169
                                                                                  ----------

    FRANCE (6.6%)
      Chemicals (1.7%)
    11,199      Aventis.........................................................     870,203
      Houseware (.4%)
    5,400       BIC.............................................................     209,370
      Insurance (1.3%)
    6,000       AXA.............................................................     667,774
      Machinery (.9%)
    16,470      Alstom..........................................................     453,528
      Mining (1.3%)
    14,620      Pechiney........................................................     632,504
      Oil & Gas (1.0%)
    3,610       Total Fina Elf..................................................     489,855
                                                                                  ----------
                                                                                   3,323,234
                                                                                  ----------

    GERMANY (2.3%)
      Electric Companies (1.2%)
    12,160      E.On Ag.........................................................     580,470
    12,600      Deutsche Post
                 AG(b)..........................................................     222,211
      Manufacturing (.5%)
    4,600       Adidas-Salomon..................................................     250,084
      Medical Products/Supplies (.2%)
    3,172       Gehe............................................................     114,125
                                                                                  ----------
                                                                                   1,166,890
                                                                                  ----------

    HONG KONG (2.6%)
      Investment Bankers/Brokers (1.2%)
    49,200      HSBC Holdings...................................................     580,360
    28,000      Peregrine Investments
                 Holdings.......................................................           0
      Oil & Gas (.9%)
    2,631,900   Petrochina......................................................     472,435
      Technology (--)
    8,100       China.Com Corporation
                 Class A (b)....................................................      19,744
      Telecommunication (.5%)
    352,400     Swire Pacific `B'...............................................     275,620
                                                                                  ----------
                                                                                   1,348,159
                                                                                  ----------

    ITALY (1.1%)
      Banks (1.1%)
    169,400     Banca Nazionale.................................................     531,611
                                                                                  ----------

    JAPAN (7.8%)
      Drugs (1.3%)
    18,000      Ono Pharmaceutical..............................................     639,164
      Electrical Equipment (.7%)
    5,100       Sony Corporation................................................     362,193
      Investment Bankers/Brokers (1.6%)
    43,600      Nomura Securities...............................................     782,796
      Machinery (.6%)
    66,000      Komatsu.........................................................     303,351

              See accompanying notes to investments in securities.

ADVANTUS International Balanced Fund
Investments in Securities - continued

                                                                                   MARKET
SHARES                                                                             VALUE(a)
------                                                                            ----------
    JAPAN--CONTINUED
      Office Equipment (1.6%)
    17,000      Fujitsu.........................................................     226,540
    37,000      NEC.............................................................     589,898
      Telecommunication (1.1%)
    86        NTT...............................................................     548,994
      Water Utilities (.9%)
    37,000      Kurita Water
                 Industries.....................................................     437,847
                                                                                  ----------
                                                                                   3,890,783
                                                                                  ----------

    MEXICO (1.7%)
      Mining (.6%)
    127,860     Grupo Carso SA..................................................     302,447
      Telecommunication (1.1%)
    16,700      Telefonos de Mexico
                 ADR............................................................      26,718
                                                                                  ----------
                                                                                     829,165
                                                                                  ----------

    NETHERLANDS (3.9%)
      Chemicals (1.3%)
    15,590      Akzo Nobel......................................................     647,182
      Investment Bankers/Brokers (.9%)
    6,980       ING Groep.......................................................     456,604
      Publishing (1.7%)
    32,980      Wolters Kluwer..................................................     830,607
                                                                                  ----------
                                                                                   1,934,393
                                                                                  ----------

    NEW ZEALAND (.7%)
      Telecommunication (.7%)
    141,000     Telecom Corporation of
                New Zealand.....................................................     329,089
                                                                                  ----------

    PHILIPPINES (.2%)
      Telecommunication (.2%)
    5,300       Philippine Long
                 Distance Telephone.............................................      76,517
                                                                                  ----------

    SINGAPORE (.3%)
      Technology (.3%)
    14,950      Creative Technology.............................................     148,566
                                                                                  ----------

    SOUTH AFRICA (.7%)
      Mining (.7%)
    25,400      Anglogold Ltd. ADR..............................................     367,030
                                                                                  ----------

    SOUTH KOREA (1.0%)
      Electrical Equipment (1.0%)
    6,100       Samsung GDR.....................................................     522,312
                                                                                  ----------

    SPAIN (4.3%)
      Electric Companies (1.4%)
    50,072      Iberdrola SA....................................................     711,759
      Oil & Gas (1.9%)
    52,550      Repsol..........................................................     932,336
      Telecommunication (1.0%)
    2,946       Telefonica SA...................................................     141,113
    22,615      Telefonica SA
                 BDR (b)........................................................     357,958
                                                                                  ----------
                                                                                   2,143,166
                                                                                  ----------

    SWEDEN (3.7%)
      Aerospace/Defense (.3%)
    21,004      Saab AB.........................................................     158,759
      Banks (2.2%)
    36,300      Foreningssparbaken..............................................     409,802
    113,190     Nordic..........................................................     687,412
      Trucks and Parts (1.2%)
    17,200      Autoliv.........................................................     269,008
    20,800      Volvo...........................................................     325,520
                                                                                  ----------
                                                                                   1,850,501
                                                                                  ----------

    SWITZERLAND (1.2%)
      Insurance (.6%)
    160         Swiss Reinsurance...............................................     323,523
      Investment Bankers/Brokers (.6%)
    876         Zurich Financial
                 Services.......................................................     289,293
                                                                                  ----------
                                                                                     612,816
                                                                                  ----------

    UNITED KINGDOM (11.3%)
      Aerospace/Defense (.2%)
    17,000      BAE Systems PLC.................................................      75,890
      Air Freight (1.0%)
    624,290     Stagecoach Holdings.............................................     505,905
      Airlines (.5%)
    54,400      British Airways PLC.............................................     243,622
      Banks (1.1%)
    54,100      Lloyds Group....................................................     531,860
      Chemicals (.3%)
    28,881      Hanson PLC......................................................     167,012


              See accompanying notes to investments in securities.

                                            ADVANTUS International Balanced Fund
                                           Investments in Securities - continued

                                                                                   MARKET
SHARES                                                                             VALUE(a)
------                                                                            ----------

    UNITED KINGDOM--CONTINUED
      Electrical Equipment (.2%)
    137,200     Kidde PLC (b)...................................................  $  125,324
      Food (1.2%)
    57,100      J Sainsbury.....................................................     312,539
    67,100      Tate & Lyle.....................................................     218,218
    12,750      Unilever PLC....................................................      91,993
      Houseware (.3%)
    138,600     Elementis.......................................................     171,431
      Manufacturing (1.4%)
    218,600     Rolls-Royce.....................................................     679,062
      Medical Products/Supplies (.4%)
    31,750      Nycomed Amersham................................................     217,845
      Oil & Gas (1.0%)
    65,600      Shell Transportation &
                 Trading........................................................     507,353
      Publishing (.9%)
    50,700      United News &
                 Media..........................................................     463,476
      Retail (1.5%)
    201,300     Marks & Spencer.................................................     761,261
      Shipping (1.3%)
    67,945      P&O Princess Cruises
                 PLC (b)........................................................     265,643
    106,425     Peninsular & Oriental...........................................     399,444
                                                                                  ----------
                                                                                   5,737,878
                                                                                  ----------

Total common stock
(cost: $30,655,252).............................................................  28,632,327
                                                                                  ----------

PREFERRED STOCK (2.8%)
    BRAZIL (.7%)
      Chemicals (.7%)
    14,640      Petrol Brasileiros..............................................     317,324
                                                                                  ----------

    GERMANY (.7%)
      Trucks and Parts (.7%)
    12,430      Volkswagen AG...................................................     351,620
                                                                                  ----------

    ITALY (1.4%)
      Telecommunication (1.4%)
    131,900     Telecom Italia Spa..............................................     713,589
                                                                                  ----------

Total preferred stock
(cost: $902,851) ...............................................................  $1,382,533
                                                                                  ----------

                                                                                                         MARKET
PRINCIPAL                                                                                                VALUE(a)
---------                                                                                               ----------
LONG-TERM DEBT SECURITIES (34.0%) (c)
    AUSTRALIA (.9%)
      Government (.9%)
    550,000     New South Wales Treasury Corporation
                 (Australian Dollar).....................................        6.500%  05/01/06          282,547
    314,000     Queensland Treasury Corporation
                 (Australian Dollar).....................................        6.500%  06/14/05          160,977
                                                                                                        ----------
                                                                                                           443,524
                                                                                                        ----------

    BELGIUM (1.6%)
      Government (1.6%)
    775,000   Belgium Government (European Currency Unit)................        7.500%  07/29/08          791,359
                                                                                                        ----------

    CANADA (1.6%)
      Government (1.6%)
    600,000   Canadian Government (Canadian Dollar)......................        7.000%  12/01/06          414,128
    500,000   Canadian Government (Canadian Dollar)......................        8.750%  12/01/05          364,550
                                                                                                        ----------
                                                                                                           778,678
                                                                                                        ----------

              See accompanying notes to investments in securities.

ADVANTUS International Balanced Fund
Investments in Securities - continued

                                                                                                         MARKET
PRINCIPAL                                                                                                VALUE(a)
---------                                                                                               ----------
    DENMARK (.5%)
      Government (.5%)
    2,264,000   Kingdom of Denmark (European Currency Unit)..............        5.000%  08/15/05       $  270,865
                                                                                                        ----------

    FRANCE (5.0%)
      Government (5.0%)
    1,686,000   Government of France (European Currency Unit)............        4.000%  10/25/09        1,401,297
    1,172,000   Government of France (European Currency Unit)............        6.750%  10/25/03        1,099,208
                                                                                                        ----------
                                                                                                         2,500,505
                                                                                                        ----------

    GERMANY (6.1%)
      Government (6.1%)
    1,043,000   Federal Republic of Germany
                 (European Currency Unit)................................        3.250%  02/17/04          898,316
    1,875,000   Federal Republic of Germany
                 (European Currency Unit)................................        4.500%  07/04/09        1,637,776
      557,000   Federal Republic of Germany
                 (European Currency Unit)................................        5.000%  08/19/05          504,845
                                                                                                        ----------
                                                                                                         3,040,937
                                                                                                        ----------

    ITALY (5.6%)
      Government (5.6%)
      757,000   Buoni Poliennali (European Currency Unit)................        5.500%  11/01/10          691,271
    1,762,393   Italian Government (European Currency Unit)..............        7.750%  11/01/06        1,782,005
      335,000   Italian Government (European Currency Unit)..............        8.500%  08/01/04          331,729
                                                                                                        ----------
                                                                                                         2,805,005
                                                                                                        ----------

    JAPAN (6.0%)
      Government (6.0%)
    125,800,000 International Bank of Reconstruction and
                 Development (Japanese Yen)..............................        4.500%  03/20/03        1,088,453
    227,000,000 International Bank of Reconstruction and
                 Development (Japanese Yen)..............................        5.250%  03/20/02        1,901,025
                                                                                                        ----------
                                                                                                         2,989,478
                                                                                                        ----------

    NETHERLANDS (1.6%)
      Government (1.6%)
      840,000   Netherlands Government
                 (European Currency Unit)................................        5.750%  02/15/07          787,629
                                                                                                        ----------
    SPAIN (1.5%)
      Government (1.5%)
      350,000   Government of Spain (European Currency Unit).............        6.125%  01/31/08          329,755
      404,000   Government of Spain (European Currency Unit).............       10.150%  01/31/06          440,897
                                                                                                        ----------
                                                                                                           770,652
                                                                                                        ----------

              See accompanying notes to investments in securities.

                                            ADVANTUS International Balanced Fund
                                           Investments in Securities - continued


                                                                                                         MARKET
PRINCIPAL                                                                                                VALUE(a)
---------                                                                                              -----------
    SWEDEN (.3%)
      Government (.3%)
    1,700,000   Sweden Kingdom (Swedish Krona)...........................        6.000%  02/09/05      $   175,110
                                                                                                       -----------

    UNITED KINGDOM (3.3%)
      Government (3.3%)
      625,000   United Kingdom (British Sterling Pound)..................        7.500%  12/07/06          999,633
      400,000   United Kingdom (British Sterling Pound)..................        8.500%  07/16/07          675,593
                                                                                                       -----------
                                                                                                         1,675,226
                                                                                                       -----------
             Total long-term debt securities (cost: $18,765,538)....................................   $17,028,968
                                                                                                       ===========


SHARES
------
SHORT-TERM SECURITIES (2.9%)
    1,451,758   Banker Trust Institutional Liquid Assets,
                Current Rate 5.310%.................................................................   $ 1,451,758
                                                                                                       -----------
             Total short-term securities (cost: $1,451,758).........................................     1,451,758
                                                                                                       -----------
             Total investments in securities (cost: $51,775,399) (d)................................   $48,495,586
                                                                                                       ===========

Notes to Investments in Securities
----------------------------------
(a)  Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c)  Principle amounts for foreign debt securities are denominated in the currencies indicated.
(d)  At March 31, 2001 the cost of securities for federal income tax purposes was $52,159,815.
     The aggregate unrealized appreciation and depreciation of investments in securities based on their cost were:
     Gross unrealized appreciation................................................................     $ 3,746,556
     Gross unrealized depreciation ...............................................................      (7,410,785)
                                                                                                       -----------
     Net unrealized depreciation..................................................................     $(3,664,229)
                                                                                                       ===========

              See accompanying notes to investments in securities.

                 (This page has been left blank intentionally)

                                            ADVANTUS International Balanced Fund
                                             Statement of Assets and Liabilities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)



                                              ASSETS

Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $51,775,399)..................................................      $48,495,586
Foreign currency on deposit with custodian (cost: $854,464).......................................          848,851
Receivable for Fund shares sold...................................................................          298,951
Receivable for investment securities sold.........................................................          267,967
Accrued interest receivable.......................................................................          431,795
Dividends receivable..............................................................................            9,863
Receivable for refundable foreign income taxes withheld...........................................           56,119
                                                                                                        -----------
     Total assets.................................................................................       50,409,132
                                                                                                        -----------

                                             LIABILITIES

Bank overdraft....................................................................................          238,039
Payable for Fund shares redeemed..................................................................           14,656
Payable to Adviser................................................................................           55,758
Other payables....................................................................................            8,551
                                                                                                        -----------
     Total liabilities............................................................................          317,004
                                                                                                        -----------
Net assets applicable to outstanding capital stock................................................      $50,092,128
                                                                                                        ===========

Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value.................................................................      $    50,395
   Additional paid-in capital.....................................................................       54,142,871
   Undistributed (distributions in excess of) net investment income...............................       (1,176,035)
   Accumulated net realized gains from investments and foreign
   currency transactions..........................................................................          420,677
   Unrealized depreciation on investments and translation of assets and liabilities in
   foreign currencies.............................................................................       (3,345,780)
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock......................      $50,092,128
                                                                                                        ===========
Net assets applicable to outstanding Class A shares...............................................      $44,480,201
                                                                                                        ===========
Net assets applicable to outstanding Class B shares...............................................       $4,161,730
                                                                                                        ===========
Net assets applicable to outstanding Class C shares...............................................       $1,450,197
                                                                                                        ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,471,249.........................................................            $9.95
                                                                                                        ===========
   Class B - Shares outstanding 421,475...........................................................            $9.87
                                                                                                        ===========
   Class C - Shares outstanding 146,734...........................................................            $9.88
                                                                                                        ===========


              See accompanying notes to investments in securities.

ADVANTUS International Balanced Fund
Statement of Operations
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
(UNAUDITED)

Investment income:
   Interest........................................................................................    $    431,098
   Dividends (net of foreign withholding taxes of $32,323).........................................         303,969
                                                                                                        -----------
       Total investment income.....................................................................         735,067
                                                                                                        -----------
Expenses (note 4):
   Investment advisory fee.........................................................................         185,716
   Rule 12b-1 - Class A............................................................................          58,630
   Rule 12b-1 - Class B............................................................................          22,477
   Rule 12b-1 - Class C............................................................................           8,312
   Administrative services fee.....................................................................          31,800
   Amortization of organizational costs............................................................          66,054
   Custodian fees..................................................................................          34,861
   Auditing and accounting services................................................................          35,217
   Legal fees......................................................................................           3,682
   Directors' fees.................................................................................             712
   Registration fees...............................................................................          16,750
   Printing and shareholder reports................................................................          17,336
   Insurance.......................................................................................           1,130
   Other...........................................................................................           2,496
                                                                                                        -----------
       Total expenses..............................................................................         485,173
                                                                                                        -----------

   Less fees and expenses waived or absorbed by Adviser:
     Class A distribution fees.....................................................................         (11,726)
     Other waived fees.............................................................................        (149,069)
                                                                                                        -----------
       Total fees and expenses waived or absorbed..................................................        (160,795)
                                                                                                        -----------
       Total net expenses..........................................................................         324,378
                                                                                                        -----------
       Investment income - net.....................................................................         410,689
                                                                                                        -----------

Realized and unrealized gains on investments and foreign currencies: Net realized gains (losses) from:
   Investments (note 3)............................................................................         991,971
   Foreign currency transactions...................................................................        (213,806)
                                                                                                        -----------
                                                                                                            778,165
                                                                                                        -----------

Net change in unrealized appreciation or depreciation on:

   Investments.....................................................................................      (3,310,578)
   Translation of assets and liabilities in foreign currencies.....................................         (38,621)
                                                                                                        -----------
                                                                                                         (3,349,199)
                                                                                                        -----------
       Net losses on investments and foreign currencies............................................      (2,571,034)
                                                                                                        -----------
Net decrease in net assets resulting from operations...............................................     $(2,160,345)
                                                                                                        ===========


                 See accompanying notes to financial statements.

                                            ADVANTUS International Balanced Fund
                                             Statements of Changes in Net Assets
 PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000
                                                                     (UNAUDITED)

                                                                                          2001             2000
                                                                                       -----------      -----------
Operations:
   Investment income - net........................................................     $   410,689      $ 1,047,192
   Net realized gain on investments and foreign
     currency transactions........................................................         778,165        4,706,661
   Net change in unrealized appreciation or depreciation
     on investments and translation of assets and liabilities
     in foreign currencies........................................................      (3,349,199)      (2,238,655)
                                                                                       -----------      -----------
       Increase (decrease) in net assets resulting from operations................      (2,160,345)       3,515,198
                                                                                       -----------      -----------
Distributions to shareholders from:
   Investment income - net:
     Class A......................................................................        (474,541)      (1,527,226)
     Class B......................................................................         (20,756)         (94,738)
     Class C......................................................................          (7,703)         (35,036)
   Net realized gains on investments:
     Class A......................................................................      (4,465,075)      (2,403,909)
     Class B......................................................................        (433,549)        (253,578)
     Class C......................................................................        (160,105)        (101,998)
                                                                                       -----------      -----------
       Total distributions........................................................      (5,561,729)      (4,416,485)
                                                                                       -----------      -----------
Capital share transactions (notes 4 and 5):
   Proceeds from sales:
     Class A......................................................................         972,665        1,208,791
     Class B......................................................................         188,822          608,208
     Class C......................................................................          65,275          186,743
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A......................................................................       4,562,871        2,857,463
     Class B......................................................................         444,191          333,981
     Class C......................................................................         167,374          136,616
   Payments for redemption of shares:
     Class A......................................................................      (1,918,532)      (5,038,334)
     Class B......................................................................        (470,606)      (1,535,512)
     Class C......................................................................        (265,079)      (1,094,732)
                                                                                       -----------      -----------
       Increase (decrease) in net assets from capital share
         transactions.............................................................       3,746,981       (2,336,776)
                                                                                       -----------      -----------
       Total decrease in net assets...............................................      (3,975,093)      (3,238,063)
Net assets at beginning of period.................................................      54,067,221       57,305,284
                                                                                       -----------      -----------
Net assets at end of period (including undistributed net investment
   income (loss) of ($1,176,035) and ($1,083,724) respectively)...................     $50,092,128      $54,067,221
                                                                                       ===========      ===========

                 See accompanying notes to financial statements.

ADVANTUS International Balanced Fund
Notes to Financial Statements
MARCH 31, 2001
(UNAUDITED)

(1)   ORGANIZATION

      The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that

                                            ADVANTUS International Balanced Fund
                                       Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

      The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3)   INVESTMENT SECURITY TRANSACTIONS

      For the period ended March 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $9,019,711 and $9,954,760, respectively.

(4)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000 Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $250 million in net assets, .65 percent on the next $250 million, .60 percent on the next

ADVANTUS International Balanced Fund
Notes to Financial Statements - continued

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

$500 million and .55 percent on net assets in excess of $1 billion. Prior to May 1, 2000, the fee was based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million, .75 on the next $50 million and .60 percent on net assets in excess of $100 million.

      Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Securian waived Class A Rule 12b-1 fees in the amount of $11,762 for the period ended March 31, 2001.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

      The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,300 per month for accounting, auditing, legal, and other administrative services which Minnesota Life provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Adivsory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.62% of Class A average daily net assets, 2.42% of Class B average daily net assets and 2.42% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the period ended March 31, 2001, Advantus Capital contractually agreed to absorb $149,069 in expenses which were otherwise payable by the Fund in addition to the waived Class A 12b-1 fees discussed above.

      The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services. Under this agreement, the annual fee is equal to the greater of $45,000 or .08 percent of the first $150 million in net assets and .05 percent of net assets in excess of $150 million.

      Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $14,607.

      As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 3,181,136 shares or 71.1 percent of the Funds Class A shares.

      During the period ended March 31, 2001, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,212.

                                            ADVANTUS International Balanced Fund
                                       Notes to Financial Statements - continued

(5)   CAPITAL SHARE TRANSACTIONS

Transactions in shares for the period ended March 31, 2001, and the year ended September 30, 2000 were as follows:

                                                         CLASS A                CLASS B               CLASS C
                                                   --------------------    ------------------    ------------------
                                                     2001        2000        2001      2000        2001      2000
                                                   --------    --------    -------   --------    -------    -------
Sold............................................     94,554     100,849     17,333     51,861      6,130     15,773
Issued for reinvested distributions.............    438,577     243,718     43,108     28,797     16,228     11,786
Redeemed........................................   (177,692)   (422,126)   (43,428)  (130,048)   (25,863)   (92,564)
                                                   --------    --------    -------   --------    -------    -------
                                                    355,439     (77,559)    17,013    (49,390)    (3,505)   (65,005)
                                                   ========    ========    =======   ========    =======    =======

ADVANTUS International Balanced Fund
Financial Highlights

(6)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                         CLASS A
                                                 --------------------------------------------------------------------------------
                                                 PERIOD FROM
                                                  OCTOBER 1,
                                                   2000 TO
                                                  MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                                    2001        ----------------------------------------------------------------
                                                 (UNAUDITED)      2000           1999          1998          1997          1996
                                                 -----------    --------      --------       --------     --------       -------
Net asset value, beginning of period ..........   $  11.59      $  11.80      $  10.56       $  13.29     $  11.42       $ 10.79
                                                  --------      --------      --------       --------     --------       -------
Income from investment operations:
    Net investment income (loss) ..............        .14           .23           .21            .28          .31           .25
    Net gains (losses) on securities
        (both realized and unrealized) ........       (.57)          .50          1.52         (1.95)         2.24           .87
                                                  --------      --------      --------       --------     --------       -------
        Total from investment operations ......       (.43)          .73          1.73         (1.67)         2.55          1.12
                                                  --------      --------      --------       --------     --------       -------

Less distributions:
    Dividends from net investment income ......       (.11)         (.36)         (.11)          (.14)        (.40)         (.28)
                                                  --------      --------      --------       --------     --------       -------
    Distributions from net realized gains .....      (1.10)         (.38)         (.38)          (.92)        (.28)         (.21)
                                                  --------      --------      --------       --------     --------       -------
        Total distributions ...................      (1.21)         (.94)         (.49)         (1.06)        (.68)         (.49)
                                                  --------      --------      --------       --------     --------       -------
Net asset value, end of period ................   $   9.95      $  11.59      $  11.80       $  10.56     $  13.29       $ 11.42
                                                  ========      ========      ========       ========     ========       =======

Total return (b) ..............................      (4.11)%        6.26%        16.65%        (13.02)%      23.09%        10.73%
Net assets, end of period (in thousands) ......    $44,480       $47,693       $49,502        $46,025      $54,090       $40,381
Ratio of expenses to average daily
    net assets (c) ............................       1.13%(d)      1.52%         1.63%          1.62%        1.51%         1.85%
Ratio of net investment income (loss) to
    average daily net assets (c) ..............       1.64%(d)      1.92%         1.77%          2.38%        2.58%         2.39%
Portfolio turnover rate (excluding
    short-term securities) ....................       17.8%         44.2%         73.8%          57.0%        73.4%         56.1%

---------------
(a)  Commencement of operations.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

(c) The Fund's Distributor and Adviser voluntarily waived or absorbed $160,795, $73,544, $35,105, $162,744, $114,735, and $53,123 in expenses for the period ended March 31, 2001, and the years ended September 30, 2000, 1999, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.74%, 1.65%, 1.70%, 1.91%, 1.75% and 2.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.03%, 1.79%, 1.70%, 2.09%, 2.24% and 2.24%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.49%, 2.42%, 2.43%, 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been .29%, 1.02%, .94%, 1.62% and 3.12%, respectively, for the period ended March 31, 2001, the years ended September 30, 2000, 1999, 1998 and for the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.49%, 2.43%, 2.44%, 2.64%, 2.45% and 2.61%, respectively, and the ratio of net investment income to average daily net assets would have been .29%, .99%, .94%, 1.37%,1.74% and 1.15%, respectively for the period ended March 31, 2001, and the years ended September 30, 2000, 1999, 1998, 1997, and 1996, respectively.

(d)  Adjusted to an annual basis.

                                            ADVANTUS International Balanced Fund
                                                Financial Highlights - continued


                                                                                        CLASS B
                                                   ---------------------------------------------------------------------------
                                                   PERIOD FROM
                                                    OCTOBER 1,                                                   PERIOD FROM
                                                     2000 TO                      YEAR ENDED                     JANUARY 31,
                                                    MARCH 31,                     SEPTEMBER 30,                   1997(a) TO
                                                      2001          ---------------------------------------      SEPTEMBER 30,
                                                   (UNAUDITED)       2000            1999            1998            1997
                                                   -----------      -------       -------          --------      -------------
Net asset value, beginning of period ...........     $11.49          $11.66        $10.47            $13.23        $  11.95
                                                     ------         -------       -------          --------        --------
Income from investment operations:
    Net investment income (loss) ...............       (.16)            .11           .12               .19             .13
    Net gains (losses) on securities
        (both realized and unrealized) .........       (.31)            .51          1.51            (1.93)            1.28
                                                     ------         -------       -------          --------        --------
        Total from investment operations .......       (.47)            .62          1.63            (1.74)            1.46
                                                     ------         -------       -------          --------        --------
Less distributions:
    Dividends from net investment income .......       (.05)           (.21)         (.06)             (.10)           (.18)
    Distributions from net realized gains ......      (1.10)           (.38)         (.38)             (.92)               -
                                                     ------         -------       -------          --------        --------
        Total distributions ....................      (1.15)           (.79)         (.44)            (1.02)           (.18)
                                                     ------         -------       -------          --------        --------
Net asset value, end of period .................     $ 9.87          $11.49        $11.66            $10.47        $  13.23
                                                     ======         =======       =======          ========        ========
Total return (b) ...............................      (4.52)%          5.36%       15.84%            (13.63)%          12.30%
Net assets, end of period (in thousands) .......     $4,162          $4,647        $5,293            $4,869        $  2,287
Ratio of expenses to average daily
    net assets (c) .............................      1.93%(d)        2.32%         2.43%             2.29%        2.33%(d)
Ratio of net investment income (loss) to
    average daily net assets (c) ...............       .85%(d)        1.12%          .94%             1.77%        3.26%(d)
Portfolio turnover rate (excluding
    short-term securities) .....................      17.8%           44.2%         73.8%             57.0%          73.45%


                                                                                       CLASS C
                                                 ------------------------------------------------------------------------------
                                                 PERIOD FROM
                                                  OCTOBER 1,
                                                   2000 TO
                                                  MARCH 31,                           YEAR ENDED SEPTEMBER 30,
                                                    2001         --------------------------------------------------------------
                                                 (UNAUDITED)       2000        1999          1998         1997           1996
                                                 -----------     -------      -------       -------      -------        -------
Net asset value, beginning of period ...........    $11.50        $11.66       $10.48        $13.24       $11.40         $10.77
                                                    ------       -------      -------       -------      -------        -------
Income from investment operations:
    Net investment income (loss) ...............      (.17)          .11          .10           .18          .23            .15
    Net gains (losses) on securities
        (both realized and unrealized) .........      (.30)          .51         1.52        (1.92)         2.19            .89
                                                    ------       -------      -------       -------      -------        -------
        Total from investment operations .......      (.47)          .62         1.62        (1.74)         2.42           1.04
                                                    ------       -------      -------       -------      -------        -------
Less distributions:
    Dividends from net investment income .......      (.05)         (.20)        (.06)         (.10)        (.30)          (.20)
    Distributions from net realized gains ......     (1.10)         (.38)        (.38)         (.92)        (.28)          (.21)
                                                    ------       -------      -------       -------      -------        -------
        Total distributions ....................     (1.15)         (.78)        (.44)        (1.02)        (.58)          (.41)
                                                    ------       -------      -------       -------      -------        -------
Net asset value, end of period .................    $ 9.88        $11.50       $11.66        $10.48       $13.24         $11.40
                                                    ======       =======      =======       =======      =======        =======
Total return (b) ...............................     (4.51)%       5.36%       15.71%        (13.67)%     21.95%          9.93%
Net assets, end of period (in thousands) .......    $1,450        $1,728       $2,510        $3,074       $4,025         $1,811
Ratio of expenses to average daily
    net assets (c) .............................     1.93%(d)      2.33%        2.44%         2.49%        2.37%          2.61%
Ratio of net investment income (loss) to
    daily net assets (c) .......................      .85%(d)      1.09%         .94%         1.52%        1.82%          1.15%
Portfolio turnover rate (excluding
    short-term securities) .....................     17.8%         44.2%        73.8%         57.0%        73.4%          56.1%

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


                                     [LOGO]
                                  ADVANTUS-TM-
                                FAMILY OF FUNDS


                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                 1-800-237-1838

                                                           ------------------
SECURIAN FINANCIAL SERVICES, INC.                          PRESORTED STANDARD
400 ROBERT STREET NORTH                                     U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                       ST. PAUL, MN
                                                            PERMIT NO. 3547
                                                           ------------------
ADDRESS SERVICE REQUESTED













F.48650 Rev. 5-2001